UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2023

Reata Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	001-37785	11-3651945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5320 Legacy Drive Plano, TX 75024
(Address of Principal executive offices, including zip code)

(972) 865-2219
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.001 Per Share	RETA	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On July 28, 2023, Reata Pharmaceuticals, Inc. (the “Company” or “Reata”) and Biogen Inc., a Delaware corporation (“Parent” or “Biogen”) issued a joint press release announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Biogen, and River Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of Parent, pursuant to which Parent would acquire all the issued and outstanding shares of (i) Class A common stock, par value $0.001 per share, and (ii) Class B common stock, par value $0.001 per share (the “Shares,” each a “Share”), of Reata for cash consideration of $172.50 per Share.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Important Information for Stockholders

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed transaction will be submitted to the stockholders of the Company for their consideration. In connection with the proposed transaction, the Company will file a proxy statement and other materials with the United States Securities and Exchange Commission (the “SEC”). In addition, the Company may also file other relevant documents with the SEC regarding the proposed transaction. After the proxy statement has been cleared by the SEC, a definitive proxy statement will be mailed to the stockholders of the Company.

INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and stockholders may obtain a free copy of the proxy statement (when available) and other documents filed with the SEC by the Company, at the Company’s website, www.reatapharma.com, or at the SEC’s website, www.sec.gov. The proxy statement and other relevant documents may also be obtained for free from the Company by writing to Reata Pharmaceuticals, Inc., 5320 Legacy Drive, Plano, Texas 75024, Attention: Investor Relations.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Proxy Statement on Schedule 14A for the 2023 annual meeting of stockholders for the Company, which was filed with the SEC on April 28, 2023. This document can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information included herein and in any oral statements made in connection herewith contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect the Company’s current beliefs, expectations or intentions regarding future events and speak only as of the date they are made. Words such as “may,” “might,” “will,” “could,” “should,” “would,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “forecast,” “outlook,” “continue,” “currently,” and similar expressions are intended to identify such forward-looking statements. The statements in this communication that are not historical statements are forward-looking statements within the meaning of the federal securities laws. Specific forward-looking statements include, among others, statements regarding the expected timetable for completing the proposed transaction, benefits of the proposed transaction, costs and other anticipated financial impacts of the proposed transaction. Forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict and many of which are beyond the Company’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: the failure to obtain the required votes of the Company’s stockholders; the timing to consummate the proposed transaction; the conditions to closing of the proposed transaction may not be satisfied or the closing of the proposed transaction otherwise does not occur; the risk that a regulatory approval that may be required to consummate the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated or conditions that Parent is not obligated to accept; the diversion of management time on transaction-related issues; expectations regarding regulatory approval of the transaction; results of litigation, settlements and investigations; actions by third parties, including governmental agencies; global economic conditions; adverse industry conditions; potential business uncertainty, including changes to existing business relationships during the pendency of the proposed transaction that could affect financial performance; legal proceedings; governmental regulation; the ability to retain management and other personnel; and other economic, business, or competitive factors.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s filings with the SEC. The Company’s SEC filings may be obtained by contacting the Company, through the Company’s website at https://www.reatapharma.com/or through the SEC’s Electronic Data Gathering and Analysis Retrieval System at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

99.1	Joint Press Release issued by Biogen Inc. and Reata Pharmaceuticals, Inc., dated July 28, 2023.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reata Pharmaceuticals, Inc.

Date: July 28, 2023	By:	/s/ Manmeet S. Soni
Manmeet S. Soni
Chief Operating Officer, Chief Financial Officer and President

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